AMENDMENT
                               DATED MAY 24, 2006
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                    AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective May 24, 2006, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

    GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY U.S. GOVERNMENT BOND FUND)

              0.20% of Assets

       U.S. GOVERNMENT MONEY MARKET FUND

              0.20% of Assets

       NOVA FUND

              0.25% of Assets

       INVERSE S&P 500 FUND (FORMERLY URSA FUND)

              0.25% of Assets

       OTC FUND

              0.25% of Assets

       INVERSE OTC FUND (FORMERLY ARKTOS FUND)

              0.25% of Assets

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       INVERSE GOVERNMENT LONG BOND FUND (FORMERLY JUNO FUND)

              0.25% of Assets

       NOVA MASTER FUND

              0.0% of Assets

       INVERSE S&P 500 MASTER FUND (FORMERLY URSA MASTER FUND)

              0.0% of Assets

       OTC MASTER FUND

              0.0% of Assets

       INVERSE OTC MASTER FUND (FORMERLY ARKTOS MASTER FUND)

              0.0% of Assets

       INVERSE GOVERNMENT LONG BOND MASTER FUND (FORMERLY JUNO MASTER FUND)

              0.0% of Assets

       MID-CAP ADVANTAGE MASTER FUND (FORMERLY MEDIUS MASTER FUND)

              0.0% of Assets

       UTILITIES MASTER FUND

              0.0% of Assets

       INVERSE MID-CAP MASTER FUND

              0.0% of Assets

       INVERSE RUSSELL 2000 MASTER FUND (FORMERLY INVERSE SMALL-CAP MASTER FUND)

              0.0% of Assets

       EUROPE ADVANTAGE FUND (FORMERLY LARGE-CAP EUROPE FUND)

              0.25% of Assets

       JAPAN ADVANTAGE FUND (FORMERLY LARGE-CAP JAPAN FUND)

              0.25% of Assets

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       RUSSELL 2000 ADVANTAGE FUND (FORMERLY MEKROS FUND)

              0.25% of Assets

       MID-CAP ADVANTAGE FUND (FORMERLY MEDIUS FUND)

              0.25% of Assets

       LARGE-CAP VALUE FUND

              0.25% of Assets

       LARGE-CAP GROWTH FUND

              0.25% of Assets

       MID-CAP VALUE FUND

              0.25% of Assets

       MID-CAP GROWTH FUND

              0.25% of Assets

       INVERSE MID-CAP FUND

              0.25% of Assets

       SMALL-CAP VALUE FUND

              0.25% of Assets

        SMALL-CAP GROWTH FUND

              0.25% of Assets

       INVERSE RUSSELL 2000 FUND (FORMERLY INVERSE SMALL-CAP FUND)

              0.25% of Assets

       ALL-CAP VALUE FUND

              0.25% of Assets

       DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY STRENGTHENING DOLLAR FUND)

              0.25% of Assets

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       DYNAMIC WEAKENING DOLLAR FUND (FORMERLY WEAKENING DOLLAR FUND)

              0.25% of Assets

       BANKING FUND

              0.25% of Assets

       BASIC MATERIALS FUND

              0.25% of Assets

       BIOTECHNOLOGY FUND

              0.25% of Assets

       CONSUMER PRODUCTS FUND

              0.25% of Assets

       ELECTRONICS FUND

              0.25% of Assets

       ENERGY FUND

              0.25% of Assets

       ENERGY SERVICES FUND

              0.25% of Assets

       FINANCIAL SERVICES FUND

              0.25% of Assets

       HEALTH CARE FUND

              0.25% of Assets

       INTERNET FUND

              0.25% of Assets

       LEISURE FUND

              0.25% of Assets

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       PRECIOUS METALS FUND

              0.25% of Assets

       REAL ESTATE FUND

              0.25% of Assets

       RETAILING FUND

              0.25% of Assets

       TECHNOLOGY FUND

              0.25% of Assets

       TELECOMMUNICATIONS FUND

              0.25% of Assets

       TRANSPORTATION FUND

              0.25% of Assets

       UTILITIES FUND

              0.25% of Assets

       COMMODITIES FUND

              0.25% of Assets

       SECTOR ROTATION FUND

              0.25% of Assets

       MULTI-CAP CORE EQUITY FUND (FORMERLY CORE EQUITY FUND)

              0.25% of Assets

       ABSOLUTE RETURN STRATEGIES FUND

              0.25% of Assets

       MARKET NEUTRAL FUND

              0.25% of Assets

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       HEDGED EQUITY FUND

              0.25% of Assets

       S&P 500 FUND
              0.25% of Assets

       RUSSELL 2000 FUND
              0.25% of Assets

       EPT MODERATE FUND
              0.25% OF ASSETS

       EPT CONSERVATIVE FUND
              0.25% OF ASSETS

       EPT AGGRESSIVE FUND
              0.25% OF ASSETS

       ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 24th day of May, 2006.

                                              RYDEX SERIES FUNDS

                                              By:  /S/ CARL G. VERBONCOEUR
                                                   ------------------------
                                              Name:  Carl G. Verboncoeur
                                              Title: President

                                              RYDEX FUND SERVICES, INC.

                                              By:  /S/ CARL G. VERBONCOEUR
                                                   ------------------------
                                              Name:  Carl G. Verboncoeur
                                              Title: President